                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 AMELCO CORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 AMELCO CORP
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

AMELCO CORPORATION
19208 South Vermont Avenue
Gardena, California  90248
================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1996

================================================================================

To the Shareholders of Amelco Corporation:

     Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Amelco Corporation (the "Company") will be held on Tuesday, April 30, 1996, at 10:00 A.M., at the Company's office, 19208 South Vermont Avenue, Gardena, California, for the following purposes, as more fully described in the attached Proxy Statement:

 1. To elect directors of the Company to serve until the next annual meeting of shareholders;

 2. To transact such other business as may be properly brought before the meeting.

     The Board of Directors has fixed the close of business on April 2, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the Annual Meeting, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-prepaid return envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

     The annual report of the Company for the fiscal year ended September 30, 1995 accompanies this Notice of Annual Meeting of Shareholders.


                                            By Order of the Board of Directors


                                            John M. Carmack
                                            Secretary

Los Angeles, California
April 2, 1996

================================================================================
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1996
================================================================================

     This proxy statement is furnished to shareholders of Amelco Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held on Tuesday, April 30, 1996, at 10:00 A.M., at the Company's office, 19208 South Vermont Avenue, Gardena, California, and at any adjournment thereof. This proxy statement, together with the accompanying proxy, is being mailed on or about April 5, 1996 to the Company's shareholders of record at the close of business on April 2, 1996.

     Proxies in the accompanying form may be revoked at any time before they are voted by delivering a written notice to the Company stating that the proxy is revoked or by executing and delivering to the Company a duly executed proxy bearing a later date. Any shareholder who attends the Annual Meeting in person may, if he wishes to do so, revoke any proxy theretofore given by voting his shares in person, but attendance in person at the Annual Meeting will not of itself revoke a proxy.

     All shares of common stock of the Company (the "Common Stock") represented by a properly completed proxy received in time for the Annual Meeting, and not revoked or superseded prior to being voted, will be voted as directed at the Annual Meeting. Where no directions are specified, the proxy will, according to its terms, be voted "FOR" (i) election of directors nominated and (ii) at the discretion of the persons named as proxies, on all other matters which may properly come before the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has one class of stock outstanding, designated Common Stock. On April 2, 1996, there were 1,443,088 shares of Common Stock outstanding.

     The presence in person or by proxy, at the Annual Meeting or any adjournment thereof, of holders of a majority of such shares of Common Stock outstanding will constitute a quorum for the transaction of business. Except as described below with respect to the election of directors, shareholders are entitled to cast one vote per share on each matter presented for consideration and action by the shareholders. The affirmative vote of the holders of a majority of the outstanding Common Stock present (whether in person or by proxy) and voting at the Annual Meeting will be required to approve each proposal. As to each proposal, abstentions will be included, but broker non-votes will not be included, in the calculation of the number of holders who are considered present and voting at the Annual Meeting.

     With respect to the election of directors, voting will be cumulative if a shareholder has given notice prior to commencement of the voting of such shareholder's intention to cumulate votes. Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors. See "Election of Directors."

     The following table sets forth information as of April 2, 1996 with respect to the ownership of the Company's common stock by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock, by all directors, by the Named Officers referred to in Executive Compensation, and by all directors and officers of the Company as a group. Except as otherwise noted, each person has sole voting and investment discretion with respect to the shares of Common Stock shown as beneficially owned.

                                                Number                   Percent
Name and Address                                  of                        of
of Beneficial Holder                            Shares                    Class
- --------------------------------------------------------------------------------
Mark S. Angelich Trust ......................   300,856 (1)               20.8%
     19208 South Vermont Avenue
     Gardena, California  90248

Valarie Thomas Trust ........................   300,753 (2)               20.8%
     19208 South Vermont Avenue
     Gardena, California  90248

Julie Slavinsky Trust .......................   300,753 (3)               20.8%
     19208 South Vermont Avenue
     Gardena, California  90248

S. M. and M. F. Angelich 1994 Trust .........   400,000 (4)               27.7%
     19208 South Vermont Avenue
     Gardena, California  90248

Samuel M. Angelich ..........................       -0- (4)                0.0%
     19208 South Vermont Avenue
     Gardena, California  90248

Mark S. Angelich ............................   700,856 (5)               48.6%
     19208 South Vermont Avenue
     Gardena, California  90248

John M. Carmack .............................       -0-                    0.0%
     130 North Brand Boulevard
     Glendale, California 91203

Patrick T. Miike ............................       -0-                    0.0%
     19208 South Vermont Avenue
     Gardena, California  90248

All Directors and Officers ..................   700,856                   48.6%
     as a Group (4 persons)
- --------------------------------------------------------------------------------

(1) These shares are held in an irrevocable trust established July 15, 1988 for the benefit of Mark S. Angelich by Samuel M. Angelich and his wife, Marcelina F. Angelich. Mark S. Angelich, trustee of the trust, has the sole power to vote the shares and to direct the disposition thereof.

(2) These shares are held in an irrevocable trust established July 15, 1988 for the benefit of Valarie Thomas by Samuel M. Angelich and his wife, Marcelina
     F. Angelich. Valarie Thomas, trustee of the trust, has the sole power to vote the shares and to direct the disposition thereof.

(3) These shares are held in an irrevocable trust established July 15, 1988 for the benefit of Julie Slavinsky by Samuel M. Angelich and his wife, Marcelina F. Angelich. Julie Slavinsky, trustee of the trust, has the sole power to vote the shares and to direct the disposition thereof.

(4) These shares are held in an irrevocable trust established February 22, 1995 by Samuel M. Angelich and his wife, Marcelina F. Angelich for the benefit of Mark Angelich, Valarie Thomas, and Julie Slavinsky, Mr. Angelich's children. Mark Angelich, trustee of the trust, has the sole power to vote the shares and to direct the disposition thereof. Mr. Samuel Angelich disclaims beneficial ownership of these 400,000 shares.

(5) All these shares are held in the trusts described in footnote 1 and 4 above.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board shall consist of not less than three and not more than five members and that the exact number of directors shall be three until changed by a resolution duly approved by the Board or the shareholders. The Board now consists of three directors. Directors are elected annually by the shareholders, each to hold office until the next annual meeting of shareholders.

     The Board has selected the following three nominees for re-election as directors:

                               Samuel M. Angelich
                                Mark S. Angelich
                                 John M. Carmack

     All nominees currently serve as directors and were elected to their present term of office at the last annual meeting of shareholders.

     If cumulative voting is not requested, the proxy holders, if so authorized, will vote the proxies received by them for the election of the three Board nominees. If cumulative voting is requested, the holders of the enclosed proxies, if authorized to vote for nominees to the Board, will vote the proxies received by them cumulatively for some or all of the three nominees in such manner as may be determined at the time by the proxy holders. All nominees have indicated a willingness to serve as directors. However, if any nominee of the Board should decline or be unable to serve, the holders of the enclosed proxies may vote the proxies received by them in their discretion for another person in the nominee's stead if they are authorized to vote for the nominees to the Board. The Board has no reason to believe that any substitute nominee will be required. Nominees receiving the highest number of votes cast, up to the number of directors to be elected will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.

                            BIOGRAPHICAL INFORMATION

     The following biographical information is furnished with respect to the three nominees for election as directors:

     SAMUEL M. ANGELICH, age 72, has been associated with the electrical contracting industry since 1942 and has served as an officer of various Amelco subsidiaries since 1971. In October 1982, he was appointed Vice-President and director of the company and in June 1986, he was appointed Senior Vice President of the Company. Mr. Angelich has been President, Chief Executive Officer and the Chairman of the Board of the Company since January 1988.

     MARK S. ANGELICH, age 39, is the son of Samuel Angelich. In 1986, Mr. Angelich joined Amelco Industries, a wholly owned subsidiary of the Company, and served as its Vice-President of Administration until 1989, at which time he was appointed as President. Mr. Angelich has been a director and Executive Vice-President of the Company since January 1988.

     JOHN M. CARMACK, age 58 is a practicing attorney in Glendale, California, and has been a partner in the law firm of Gill & Baldwin since 1966. Mr. Carmack and other attorneys in his firm have acted as counsel to the Company and its subsidiaries since 1972. Mr. Carmack has been Secretary and a director of the Company since January 1988.

                               BOARD OF DIRECTORS

     The business affairs of the Company are managed by and under the direction of the Board, although the Board is not involved in the Company's day-to-day operations. The Company has no standing audit committee, compensation committee or nominating committee, and the responsibilities that would otherwise be assigned to such committees are performed by the Board.

     The Board met six times during the fiscal year ended September 30, 1995 and all directors attended all board meetings.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1995, 1994 and 1993, of those persons who were, at September 30, 1995 (i) the chief executive officer and (ii) the other executive officers of the Company whose total annual salary and bonus exceeds $100,000 (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation
                                           ----------------------------    All Other (3)
     Name and Principal Position           Year     Salary       Bonus     Compensation
- ----------------------------------------------------------------------------------------
Samuel  M. Angelich (1) ................   1995    $200,000    $200,000      $24,162
     Chairman of the Board &               1994    $200,000    $200,000      $23,175
     Chief Executive Officer               1993    $200,000    $250,000      $24,600

Mark S. Angelich (2) ...................   1995    $200,971    $200,000       $2,310
     Executive Vice President &            1994    $182,699    $150,000         $443
     Chief Operating Officer               1993    $154,720    $200,000       $2,321

Patrick T. Miike .......................   1995    $110,000     $40,000       $2,250
    Vice President- Finance, Treasurer     1994    $108,078     $25,000         $561
     & Chief Financial Officer             1993     $90,002     $25,000       $1,731
- ------------------------------------------------------------------------------------

(1) During the period from May 31, 1990 to May 31, 1993, Mr. Samuel M. Angelich had an employment contract with the Company which provided for annual compensation of $200,000 plus bonus of $100,000 or 10% of the Company's earnings before taxes, whichever is greater, disability benefits of $10,000 per month for up to 60 months from the date of disability, a Company furnished automobile, country club membership and any benefits generally available to employees of the Company. The Board of Directors has not decided whether to enter into a new employment agreement, and if so, what terms would be incorporated into a new agreement. However, pursuant to a separate written agreement dated March 7, 1994, the Company has agreed to provide death benefits of $10,000 per month to Mr. Angelich's wife for a term of 48 months. Since the aggregate value of the foregoing perquisites and benefits does not exceed the lesser of either $50,000 or 10% of Mr. Angelich's salary and bonus, no information with regard to such other compensation is included in the table.

(2) Effective March 1, 1989, Mark S. Angelich entered into a ten-year employment contract with the Company which provides for initial compensation of $125,000 annually, with increases in salary of 10% each year, plus an annual bonus of $50,000 or 10% of the Company's earnings before taxes, whichever is greater. The employment contract also provides for death and disability benefits of $5,000 per month for up to 60 months from the date of death or disability, a Company-furnished automobile, country club membership and any benefits generally available to employees of the Company. Since the aggregate value of the foregoing perquisites and benefits does not exceed the lesser of either $50,000 or 10% of Mr. Angelich's salary and bonus, no information with regard to such other compensation is included in the table.

(3) Represents matching contributions made by the Company under the Company's 401(K) plan, and as to Mr. Samuel Angelich, $22,700 paid during each fiscal year under the Company's pension plan. The Company has no stock option plans or other long term compensation arrangements.

COMPENSATION OF DIRECTORS

     Directors, except for directors who are employees of the Company, receive a retainer of $6,000 per year. Directors who are also employees receive no compensation in their capacity as directors.

     John M. Carmack, a director of the Company, is a partner in the law firm of Gill & Baldwin. Gill & Baldwin served as counsel to the Company and its subsidiaries during the fiscal year ended September 30, 1995 and received approximately $4,000 for legal services rendered.

PENSION PLAN

     The Company had previously maintained a pension plan for the benefit of employees not otherwise covered by collective bargaining agreements. Retirement benefits under the Company's pension plan were based on a summation of a percentage of each year's normal compensation, excluding bonus, during the employee's entire career, minus a percentage of Social Security payments. The plan was terminated on December 15, 1989. At September 30, 1995, the estimated annual retirement benefit payable at age 65 was approximately $1,600 for Mr. Mark Angelich and $8,400 for Mr. Miike based upon a straight life annuity benefit form. Mr. Samuel Angelich is presently receiving benefits approximating $22,700 per year.

CERTAIN TRANSACTIONS

     On, April 2, 1996, Halau Corporation owed $3,322,669 to the Company under a promissory note arising out of it's purchase of the buildings and underlying land in which the Company's principal executive offices are located from a subsidiary of the Company in August 1991. Halau Corporation is owned primarily by the Mark S. Angelich Trust, the Valarie Thomas Trust and the Julie Slavinsky Trust, three of the Company's principal shareholders, each of which own 28% of Halau Corporation. Mark S. Angelich, a beneficial shareholder, is a director nominee and serves as the Executive Vice-President of the Company. In addition, Patrick T. Miike, who serves as Treasurer and Vice-President, Finance of the Company owns 8% of Halau Corporation. The promissory note is payable over 30 years with quarterly principal and interest payments of $87,000 computed at 9.5% per annum and is secured by a deed of trust on the property and a security interest in the corporate assets of Halau Corporation. The Company and its subsidiary continue to occupy the buildings located on the real property sold pursuant to a short term lease under which the subsidiary pays quarterly rental payments of $86,000 and any utility charges, property taxes, and other expenses of maintaining and operating the property. The sale, which was approved by the Company's shareholders at a Special Shareholders Meeting on September 20, 1991, yielded a net gain to the Company of approximately $3,414,000, before state income taxes of $193,000.

                  THE BOARD'S REPORT ON EXECUTIVE COMPENSATION

     Compensation decisions of the Company's executives are made by the three-member Board of Directors. Both Messrs. Samuel Angelich and Mark Angelich are employee directors and principal shareholders of the Company. Set forth below is a report submitted by Messrs. Samuel Angelich, Mark Angelich and John Carmack as they affected the Company's executive officers, including the Named Officers.

COMPENSATION POLICIES TOWARDS EXECUTIVE OFFICERS

     The Board's executive compensation policies are designed to provide competitive levels of compensation. Annual base salaries of the Company's executives are intended to be consistent with similarly situated companies in the construction industry. Executives, and officers of operating units other then the executive officers, also are eligible to receive bonus compensation based on their contribution to the Company's success. As a result of tying executive compensation to corporate performance, in any particular year the Company's executives may be paid more or less then the executives of the Company's competitors, depending upon the Company's performance.

     The Company's bonus policies provide for discretionary incentive payments based on subjective performance criteria including the overall profitability of the Company as a whole or, for those officers in charge of an operating unit, as to the officer's particular operating unit. Subjective performance criteria also encompass evaluation of each officer's initiative and contribution to overall corporate performance, managerial ability, and contribution to divisional performance. The Board's emphasis on tying pay to annual performance criteria is reflected in the compensation paid to the officers of the operating units for 1995: approximately 22 percent of the total amount paid these officers for 1995 arose from the annual bonus program. The Company's bonus policies do not apply directly to those Named Officers who have employment agreements which specify the level of bonus based on corporate performance measures.

     The Company does not have any stock option, restricted stock awards or similar plans in effect because the Board believes that the judicious use of year-end cash bonus awards and salary increases is a satisfactory way to link directly the long and short term financial interests of management with those of the Company's shareholders.

CHIEF EXECUTIVE OFFICER 1995 COMPENSATION

     The annual base salary paid to the Chief Executive Officer in 1995 is at a level initially established in 1987 which was intended to be competitive with base salaries paid other chief executive officers of corporations with similar revenues and scope of operations at that time. In line with the compensation philosophy of the Board discussed above, the base salary for the chief executive has not increased since 1987; instead, additional performance-based compensation was paid to the Chief Executive Officer in the form of bonuses. In determining the bonus paid to the Chief Executive Officer in 1995, the Board gave consideration to the Company's 1994 earnings before taxes, his overall performance in guiding the business affairs of the Company, and his contribution in enhancing the financial condition of the Company.

                                       Board of Directors:
                                             Samuel M. Angelich
                                             Mark S. Angelich
                                             John M. Carmack

BOARD INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Samuel Angelich, the Company's Chairman and Chief Executive Officer, and Mr. Mark Angelich, Executive Vice President and Chief Operating Officer, are members of the Board. During the past fiscal year, both officers deliberated on executive compensation issues but did not participate in the approval of their own compensation as an executive officer.

                             STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the quarterly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) index and the Construction Special Trade Contractors - Nasdaq Peer Group stock index for the five calendar years from December 31, 1990 to December 31, 1995. The stock performance graph assumes $100 was invested on December 31, 1990.

                                                                Construction/
                                   Amelco      Nasdaq Stock     Special Trade
     Measurement Period          Corporation   Market - US       Contractors
     ------------------------------------------------------------------------
          12/31/90                  $100           100               100
          12/31/91                   116           161               135
          12/31/92                   108           187               160
          12/31/93                   108           214               144
          12/31/94                   95            210               118
          12/29/95                   99            297               129

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG Peat Marwick was the Company's independent public accountant for year ended September 30, 1995 and has been the Company's independent auditor since 1984. A representative of KPMG is expected to attend the Annual Meeting and will be available to make a statement, if desired, and to respond to appropriate questions.

                                 OTHER BUSINESS

     The Board knows of no other business to be presented at the Annual Meeting. If further matters do properly come before the meeting, the proxy holders will vote proxies received by them thereon in accordance with their best judgment. Matters incident to the conduct of the meeting may be voted upon pursuant to the proxies.

                            PROPOSALS OF SHAREHOLDERS

     Shareholders of the Company who intend to submit proposals to the Company's shareholders at the next annual meeting of shareholders must submit such proposals to the Company no later than December 5, 1996 in order to be included in the proxy materials. Shareholder proposals should be submitted to the President, Amelco Corporation, 19208 South Vermont Avenue, Gardena, California 90248.

                           COSTS OF PROXY SOLICITATION

     The costs of soliciting the proxies for the Annual Meeting will be borne by the Company. The Company may request banks, brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to the beneficial owners of shares of Common Stock and to request authority for the execution of proxies. In such cases, the Company may reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their expenses in connection therewith. Proxies may be solicited personally or by telephone, telegram or mail by certain directors and officers and regular employees of the Company without additional compensation for such services.

     It is important that your shares be represented at the meeting, regardless of the size of your holding. Therefore, you are urged to MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY to make certain that your shares will be voted at the meeting. If you attend the meeting you may withdraw the proxy and vote your shares in person. For your convenience, a self-addressed envelope is enclosed, requiring no postage if mailed in the United States.




                                       By Order of the Board of Directors

                                       John M. Carmack
                                       Secretary

Los Angeles, California
April 2, 1996

                              AMELCO CORPORATION
            PROXY FOR ANNUAL SHAREHOLDERS' MEETING APRIL 30, 1996
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby appoints Samuel M. Angelich and John M. Carmack, and each and either of them, with full power of substitution, as proxies to represent the undersigned and to vote, as designated below, all the shares of Common Stock of Amelco Corporation held on record by the undersigned on April 2, 1996 at the Annual Meeting of Shareholders to be held on Tuesday, April 30, 1996 at 10:00 A.M. at the office of Amelco Corporation, 19208 South Vermont Avenue, Gardena, California, and at any adjournment thereof.

        1. ELECTION OF DIRECTORS:     / /  FOR all nominees listed below,
                                           except as marked to the contrary


                                      / /  WITHHOLD AUTHORITY to vote
                                           for all nominees listed below


        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through [or otherwise strike out] the nominee's name below):

           Samuel M. Angelich        Mark S. Angelich     John M. Carmack


                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)





        2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized partner.


                                                Date:                    1996
                                                     --------------------
                                                (Please be sure to
                                                 date this proxy)


                                                -----------------------------


                                                Date:                    1996
                                                     --------------------

                                                -----------------------------
                                                (Signature if held Jointly)


              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE.